SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2009

Vermillion, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-31617

Delaware (State or other jurisdiction of incorporation)	33-059-5156 (IRS Employer Identification No.)
47350 Fremont Blvd., Fremont, CA 94538
(Address of principal executive offices, including zip code)
510.226.2800
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities
On September 29, 2009, holders of Vermillion’s Common Stock Purchase Warrants, originally issued August 29, 2007 (the “Warrants”), exercised 1,209,510 of their outstanding Warrants at an exercise price of $9.25 per share. In connection with the exercises, the holders agreed to pay Vermillion $1,522,328, and Vermillion issued 493,536 shares of Common Stock par value $0.001. Of the shares issued, 164,576 are restricted shares and subject to the resale limitations of Rule 144 under the Securities Act of 1933, as amended, and 328,960 are freely tradable. All 1,209,510 of the exercised Warrants were extinguished in full.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.
Date: October 5, 2009	By:	/s/ Gail S. Page
Gail S. Page
Executive Chair of the Board of Directors